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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 2, 2002
(Date of Earliest Event Reported)

Valero L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2958817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Valero Place San Antonio, Texas 78212 (210) 370-2000
(Address, including zip code, and telephone number)

Item 9. Regulation FD Disclosure

        Attached materials are to be furnished to and discussed with securities analysts at presentations beginning on April 2, 2002.

  (a)
  Exhibits.

  99.1
  Presentation materials.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Valero L.P. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P. BY: RIVERWALK LOGISTICS, L.P. BY: VALERO GP, LLC
By:	/s/ TODD WALKER Its: Secretary

Date: April 2, 2002

EXHIBITS

99.1
Presentation materials.

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  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBITS